UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2020 (November 11, 2020)

OneSpan Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 West Wacker Drive, Suite 2050

Chicago, Illinois 60601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 766-4001

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	OSPN	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On November 11, 2020, the Board of Directors of OneSpan Inc., upon the recommendation of its Governance & Nominating Committee, appointed Alfred Nietzel, effective immediately, to fill the vacancy on the Board created upon the retirement of T. Kendall Hunt on September 12, 2020. Mr. Nietzel will serve on the Audit Committee and the Finance & Strategy Committee of OneSpan’s Board. Mr. Nietzel will serve on the Board until the Company’s 2021 Annual Meeting of Stockholders, or until his successor has been duly elected and qualified.

Mr. Nietzel, in connection with his service on the Board for the remainder of 2020, will be paid a cash payment in the amount of $10,000, which amount represents a portion of the cash retainer to be received as a Board member. Mr. Nietzel, along with the other Board members, will have their 2021 Board compensation determined at the start of 2021.

There are no other arrangements or understandings between Mr. Nietzel and any other persons pursuant to which he was selected as a director, and Mr. Nietzel has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of regulation S-K.

Item 7.01 Regulation FD Disclosure

The Company also issued a press release on November 11, 2020 announcing the appointment of Mr. Nietzel as an independent director. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 11, 2020, announcing a new board member
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2020	OneSpan Inc.

/s/ Steven R. Worth
Steven R. Worth
Corporate Secretary